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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                                 FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 21, 2007


                                 MM2 GROUP, INC.
             (Exact name of registrant as specified in its charter)


          New Jersey                   000-50292            20-2554835
(State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)             File Number)       Identification No.)


                  5 Regent Street, Suite 520, Livingston,         NJ 07039
           (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (732) 290-0019

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 2 - FINANCIAL INFORMATION
ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 21, 2007, the Company announced, via press release, the Company's financial results for the period ended December 31, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (d)  Exhibits

                  99.1 Press release dated February 21, 2007 entitled "MM2 Group Reports Revenues in Excess of $400,000 for Second Quarter".


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MM(2) Group, Inc
                                            --------------------
                                            (Registrant)

Date:  February 27, 2007

By: /s/ Mark Meller
    ----------------------
    Mark Meller
    President, Chief Executive Officer
    and Chief Financial Officer

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                                INDEX OF EXHBIITS

                  99.1 Press release dated February 21, 2007 entitled "MM2 Group Reports Revenues in Excess of $400,000 for Second Quarter".




























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